UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 7, 2004

Date of Report (Date of earliest event reported)

NEORX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, Washington		98119-4114
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 5.            Other Events

NeoRx presented data from its phase II dosimetry study of STR™ (Skeletal Targeted Radiotherapy) in patients with multiple myeloma at the 2004 Annual Meeting of the American Society of Clinical Oncology (ASCO).  The data demonstrated positive trends in both patient response and safety.  See press release dated June 7, 2004 attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 7.            Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press release dated June 7, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION
(Registrant)

Date: June 10, 2004	By:	/s/ MICHAEL K. JACKSON
Michael K. Jackson
Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 7, 2004